UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2007

Commission File Number of Depositor:
333-134691

INDYMAC ABS, INC.

__________________________________________________________

(Exact name of depositor as specified in its charter)

INDYMAC BANK, F.S.B.

__________________________________________________________

(Exact name of sponsor as specified in its charter)

                          DELAWARE                                                                  95-4685267

(State or other jurisdiction                                               (I.R.S. employer

             of incorporation)                                                       identification no.)

c/o 155 North Lake Avenue, Pasadena, CA                                  91101

(Address of principal executive offices)                            (Zip code)

Registrant's telephone number, including area code:  (800) 669-2300

                                                    N/A

(Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a‑12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)        Not applicable

(b)        Not applicable

(c)        Exhibits (execution copies):  The following execution copies are filed as Exhibits to this Report:

Exhibit
Number

25.1     Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939, as amended, of a corporation designated to act as Trustee.  (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDYMAC ABS, INC.

By:             /s/ Jill Jacobson

      Name:  Jill Jacobson

      Title:     Vice President

Dated:  June 13, 2007

Exhibit 25.1

Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939, as amended, of a corporation designated to act as Trustee.  (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1.)